Exhibit 32.1

CERTIFICATION OF PERIODIC REPORT Pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, each of the undersigned officers of MPM Technologies Inc (the "Company"), certifies that:

The Annual Report on Form 10-KSB of the Company for the year ended December 31, 2004 (the "Report") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 (15 U.S.C. 78m or 78o(d)); and

The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

MPM TECHNOLOGIES, INC.

/s/ Michael J. Luciano
----------------------
Michael J. Luciano
Chairman and Chief Executive Officer
September 30, 2005

This certification is made solely for the purpose of 18 U.S.C. Section 1350, subject to the knowledge standard contained therein, and not for any other purpose.


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                                   SIGNATURES

Pursuant to the requirements of Section 13 or 15(d) of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized


MPM TECHNOLOGIES INC.

By: /s/ Michael J. Luciano
   -----------------------

Title: Chairman and Chief Executive Officer

Date: September 30, 2005

Pursuant to the requirements of Section 13 or 15(d) of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

/s/ Michael J. Luciano                      /s/ Glen Hjort
-----------------------                     -------------------
Michael J. Luciano                          Glen Hjort
Chairman & Chief Executive Officer          Chief Financial Officer & Director
Dated:  June 29, 2005                       Dated:  June 29, 2005


/s/ Frank E. Hsu                            /s/ Daniel D. Smozanek
------------------                          --------------------------
Frank E. Hsu                                Daniel D. Smozanek
Chief Operating Officer & Director          Treasurer & Director
Dated:  June 29, 2005                       Dated:  June 29, 2005


/s/ Richard E. Appleby                      /s/ L. Craig Cary Smith
--------------------------                  ---------------------------
Richard E. Appleby                          L. Craig Cary Smith
Vice President & Director                   Director
Dated:  June 29, 2005                       Dated:  June 29, 2005


/s/ Richard Kao
---------------
Richard Kao
Director